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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of December 19, 2003, between Republic Engineered Products, Inc., a Delaware corporation (the "Company"), and Fleet Capital Corporation, as collateral agent (hereinafter, in such capacity, the "Collateral Agent") for itself and other holders of Notes (hereinafter, collectively, the "Noteholders") which are or may become purchasers under a Note Purchase Agreement dated as of December 19, 2003 (as amended and in effect from time to time, the "Note Purchase Agreement"), among the Company, the Noteholders and the Collateral Agent.

            WHEREAS, the Company has entered into an Amended and Restated Asset Purchase Agreement, dated as of December 19, 2003 (the" Asset Purchase Agreement"), by and among the Company, as purchaser, and Republic Engineered Products LLC ("Republic"), N&T Railway Company LLC ("N&T"), and Blue Steel Capital Corp. ("Blue Steel" and collectively with Republic and N&T, the "Sellers");

            WHEREAS, delivery of the Notes is a condition precedent to the Sellers' obligation to sell their assets pursuant to the Asset Purchase Agreement;

            WHEREAS, it is a condition precedent to the Noteholders' purchasing any Note under the Note Purchase Agreement that the Company execute and deliver to the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, a security agreement in substantially the form hereof; and

            WHEREAS, the Company wishes to grant a security interest in favor of the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, as herein provided;

            NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note Purchase Agreement. The term "State", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "electronic document" applies in the event that the 2003 revisions to Article 7, with amendments to
Article 9, of the Uniform Commercial Code, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State or in any other relevant jurisdiction. The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Collateral Agent and the Noteholders, individually or collectively, whether direct or indirect, joint or several,

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                                      -2-

absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Note Purchase Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement.

            2. GRANT OF SECURITY INTEREST. The Company hereby grants to the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, all of the following properties, assets and rights of the Company, as applicable, whether now owned or hereafter acquired or arising, and all proceeds (including insurance proceeds) and products thereof and all general intangibles, documents and instruments relating to any of the following (all of the same being hereinafter called the "Collateral"):

                        (a) business interruption insurance claims and proceeds
                  of business interruption insurance provided that such security interests shall be limited to fifty percent (50%) of any proceeds greater than Five Million U.S. Dollars ($5,000,000) but less than Twenty Five Million U.S. Dollars ($25,000,000) received by the Sellers or the Company after December 5, 2003, for business interruption insurance coverage relating to the loss events experienced by the Sellers at their Lorain, Ohio, plant in January, June, and August of 2003; provided that such security interests shall in no event exceed Ten Million U.S. Dollars ($10,000,000) in the aggregate; and

                        (b) all furniture, fixtures, equipment, or other goods
                  associated with or used in connection with the Canton Cast Roll Facility (all of the foregoing of the Company described in this clause (b) collectively referred to herein as the "Canton Fixed Assets"), and all insurance claims, tort claims, chattel paper and all general intangibles related to the Canton Fixed Assets (including, without limitation, all patents of the Company relating to equipment used by the Company exclusively at the Canton Cast Roll Facility but excluding the Mexican patent applications with numbers 9802605 and 9603223) (all such patents of the Company collectively referred to herein as the "Cast Roll Intellectual Property").

            3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Company hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as described in Section 2 above or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organizational

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identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to the Collateral Agent promptly upon the Collateral Agent's request. The Company also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

            4. OTHER ACTIONS. Further to ensure the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, the Company agrees, in each case at the Company's expense, to take the following actions with respect to the following Collateral, as applicable, and without limitation on the Company's other obligations contained in this Agreement:

                  4.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the
            Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper constituting Collateral, the Company shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

                  4.2. COLLATERAL IN THE POSSESSION OF A BAILEE. If any
            Collateral is, now or at any time hereafter, in the possession of a bailee, the Company shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent, such bailee's agreement to comply, without further consent of the Company, at any time with instructions of the Collateral Agent as to such Collateral. The Collateral Agent agrees with the Company that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

                  4.3. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the
            Company, now or at any time hereafter, holds or acquires an interest in any Collateral consisting of electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control, under Section 9-105 of the Uniform Commercial Code in effect in such jurisdiction, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with the Company that the Collateral Agent will

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            arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Company to make alterations to the electronic chattel paper or transferable record permitted under
            Section 9-105 of the Uniform Commercial Code or, as the case may be,
            Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to such electronic chattel paper or transferable record.

                  4.4. LETTER-OF-CREDIT RIGHTS. If the Company is, now or at any
            time hereafter, a beneficiary under a letter of credit constituting Collateral described in Section 2 above, the Company shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, the Company shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of the letter of credit or (b) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied to the Obligations as provided in the Note Purchase Agreement.

                  4.5. COMMERCIAL TORT CLAIMS. If the Company shall, now or at any time hereafter, hold or acquire a commercial tort claim described in Section 2 above, the Company shall immediately notify the Collateral Agent in a writing signed by the Company of the particulars thereof and grant to the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

                  4.6. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Company
            further agrees, upon the request of the Collateral Agent and at the Collateral Agent's option, to take any and all other actions as the Collateral Agent may reasonably determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code as in effect in any relevant jurisdiction, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Collateral Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Collateral Agent
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                                       -5-

            to enforce, the Collateral Agent's security interest in such Collateral, (d) using commercially reasonable efforts to obtain governmental and other third party waivers, consents and approvals, in form and substance reasonably satisfactory to the Collateral Agent, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and (e) taking all actions under any other law, as reasonably determined by the Collateral Agent to be applicable in any foreign jurisdiction.

            5. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Company to the Collateral Agent, for the benefit of the Noteholders and the Collateral Agent, and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Collateral Agent or any of the Noteholders hereunder.

            6. REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY'S LEGAL STATUS. The Company has previously delivered to the Collateral Agent a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to the Noteholders and the Collateral Agent as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office, as well as the Company's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete, and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company.

            7. COVENANTS CONCERNING COMPANY'S LEGAL STATUS. The Company covenants with the Noteholders and the Collateral Agent as follows: (a) without providing at least thirty (30) days prior written notice to the Collateral Agent, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will forthwith notify the Collateral Agent of such organizational identification number, and (c) except as otherwise permitted by the Note Purchase Agreement, the Company will not change its type of organization, jurisdiction of organization or other legal structure.

            8. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. The Company further represents and warrants to the Noteholders and the Collateral Agent as follows: (a) the Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse Lien, except for the security interest created by this Agreement and other Liens permitted by the Note

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                                      -6-

Purchase Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) the Company holds no commercial tort claim, (d) except where non-compliance would not have a Material Adverse Effect, the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and
(e) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company.

            9. COVENANTS CONCERNING COLLATERAL, ETC. The Company further covenants with the Collateral Agent and the Noteholders as follows: (a) the Collateral, to the extent not delivered to the Collateral Agent pursuant to
Section 4, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Collateral Agent, (b) except for the security interests herein granted and liens permitted by the Note Purchase Agreement, the Company shall be the owner of or have other rights in the Collateral free from any right or claim of any other person or any Lien, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent or any of the Noteholders, (c) the Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any Lien in the Collateral in favor of any person, other than the Collateral Agent other than Liens permitted by the Note Purchase Agreement, (d) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (e) the Company will permit the Collateral Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, except as permitted by the Note Purchase Agreement, (g) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where the failure to do so would not have a Material Adverse Effect, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for dispositions permitted by the Note Purchase Agreement.

            10. INSURANCE.

                  10.1. MAINTENANCE OF INSURANCE. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses of established reputations engaged in the same or similar activities in similar geographic areas. Such insurance shall be in

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                                      -7-

            such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all insurance insuring any of the Collateral and the interruption of the business of the Company shall be payable to the Collateral Agent as additional insured and loss payee under a "standard" or "New York" loss payee clause for the benefit of the Noteholders and the Collateral Agent. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property,
            (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; and business interruption insurance.

                  10.2. INSURANCE PROCEEDS. The proceeds of any casualty
            insurance in respect of any casualty loss of any of the Collateral
            (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (b) in all other circumstances, be held by the Collateral Agent as cash collateral for the Obligations. The Collateral Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Collateral Agent may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Collateral Agent may apply all or any part of such proceeds to the Obligations with the Notes (if not then terminated) being reduced by the amount so applied to the Obligations. All proceeds of business interruption insurance constituting Collateral will be applied to prepay the Notes as set forth in the Note Purchase Agreement.

                  10.3. CONTINUATION OF INSURANCE. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Collateral Agent. In the event of failure by the Company to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

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                                      -8-

            11. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

                  11.1. EXPENSES INCURRED BY COLLATERAL AGENT. In the Collateral
            Agent's discretion, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto, and pay any necessary filing fees or insurance premiums. The Company agrees to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                  11.2. COLLATERAL AGENT'S OBLIGATIONS AND DUTIES. Anything
            herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. Neither the Collateral Agent nor any Noteholder shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Noteholder of any payment relating to any of the Collateral, nor shall the Collateral Agent or any Noteholder be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Noteholder in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any Noteholder may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

            12. POWER OF ATTORNEY.

                  12.1. APPOINTMENT AND POWERS OF COLLATERAL AGENT. The Company
            hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take (while an Event of Default shall have occurred and be continuing) any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

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                                      -9-

                        (a) upon the occurrence and during the continuance of an
                  Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including, without limitation, the filing and prosecuting of registration and transfer applications with the appropriate federal, state, or local agencies or authorities with respect to patentable inventions and processes, the execution, delivery and recording, in connection with any sale or other disposition of the Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                        (b) regardless of whether or not an Event of Default has
                  occurred and is continuing, to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

                  12.2. RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  12.3. NO DUTY ON COLLATERAL AGENT. The powers conferred on the
            Collateral Agent hereunder are solely to protect the interests of the Collateral Agent and the Noteholders in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

            13. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Collateral Agent, without any other notice to or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located,

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                                      -10-

including the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Collateral Agent may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights and remedies hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

            14. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 14 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the

Collateral Agent's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 14 Without limitation upon the foregoing, nothing contained in this Section 14 shall be construed to grant any rights to the Company or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 14.

            15. NO WAIVER BY COLLATERAL AGENT, ETC. The Collateral Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Collateral Agent with the consent of the Required Holders. No delay or omission on the part of the Collateral Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Collateral Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

            16. SURETYSHIP WAIVERS BY COMPANY. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Company further waives any and all other suretyship defenses.

            17. MARSHALLING. Neither the Collateral Agent nor any Noteholder shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Collateral Agent or any Noteholder hereunder and of the Collateral Agent or any Noteholder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

            18. PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Collateral Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Collateral Agent in protecting, preserving or enforcing the Collateral Agent's rights and remedies under or in respect of any of the Obligations or the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Note Purchase Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

            19. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note Purchase Agreement.

            20. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in Section 21 of the Note Purchase Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

            21. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Collateral Agent or any Noteholder nor any representative, agent or attorney of the Collateral Agent or any Noteholder has represented, expressly or otherwise, that the Collateral Agent or any Noteholder would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and
(b) acknowledges that, in entering into the Note Purchase Agreement and the other Note Documents to which the Collateral Agent or any Noteholder is a party, the Collateral Agent and the Noteholders are relying upon, among other things, the waivers and certifications contained in this Section 21.

            22. TERMINATION. At such time as all of the Obligations have been finally paid and satisfied in full in cash, this Agreement shall terminate and the Collateral Agent shall, upon the written request and at the expense of the Company, execute and deliver to the Company all releases, assignments and other instruments as may be necessary or proper to terminate the Collateral Agent's security interest granted hereunder, as fully as if this Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Collateral Agent pursuant hereto. Upon the sale of any Collateral in accordance with the provisions of the Note Purchase Agreement and this Agreement, the Collateral Agent shall, upon the written request and at the expense of the Company, execute and deliver to the Company, all releases, assignments and other instruments as may be necessary or proper to terminate the Collateral Agent's security interest in such Collateral. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent, or any Noteholder in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Noteholder upon insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, upon the appointment of any intervenor or conservator of, or trustee or similar official for the Company or any substantial part of its assets, or otherwise, all as though such payments had not been made.

            23. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Collateral Agent, the Noteholders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                         REPUBLIC ENGINEERED PRODUCTS, INC.

                                         By: /s/ Joseph F. Lapinsky
                                             -----------------------------------
                                             Name:  Joseph F. Lapinsky
                                             Title: Chief Executive Officer

Accepted:

FLEET CAPITAL CORPORATION, AS
COLLATERAL AGENT

By:  /s/ Timothy J. Broderick
     ------------------------------------------------
Name:  Timothy J. Broderick
Title: SR.V.P.

Signature page to Security Agreement

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK   )
                                    ) ss.
COUNTY OF NEW YORK                  )

            Before me, the undersigned, a Notary Public in and for the county aforesaid, on this _______ day of _________, 20__, personally appeared Joseph F. Lapinsky to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the CEO of Republic Engineered Products, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said CEO acknowledged said instrument to be the free act and deed of said corporation.

                                          /s/ Thaina Lesperance
                                          -------------------------------------
                                          Notary Public
                                          My Commission expires:

                                                    THAINA LESPERANCE
                                            Notary Public, State of New York
                                                     No. 01LE6069337
                                               Qualified in Nassau County
                                          Certificate Filed in New York County
                                               Commission Expires 1/28/06